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                                                               Exhibit 99

	                         MONTHLY SERVICERS CERTIFICATE
                         	SERVICER:  NATIONSBANK, N.A.
                         	NATIONSBANK AUTO TRUST 1995-A

	Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995
 (as amended and supplemented, the "Pooling and Servicing Agreement") between
 NationsBank, N.A., NationsBank of Georgia,N.A.

	NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers");
 NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the
 Servicer is required to prepare certain information each	month regarding
 distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.

	Collection Period				                                                  Nov-96
	Determination Date			                                                	12/9/96
	Deposit Date		                                                     		12/13/96
	Distribution Date				                                                12/16/96

	Pool Balance on the close of the last day of the preceding
                 Collection Period				                          623,983,818.41
	Less:	Principal Collections		                                  	28,695,008.76
     		Purchase Amount allocable to Principal	                          		0.00
    		 Realized Losses 			                                        1,105,437.27
                                                                ---------------
 Pool Balance on the close of the last day of the Collection
                          Period 		                 		          594,183,372.38
                                                                ==============
	Original Pool Balance	                                    			1,066,816,806.33
	Pool Factor			                                                     	55.69685%

	Class A Certificate Balance
  		Beginning Class A Certificate Balance	                    		605,264,303.85
	  	Class A Principal Distribution to Class A Distribution
                          Account		                 	            28,906,432.65
                                                                --------------
		  Ending Class A Certificate Balance	                       		576,357,871.20
	Original Class A Certificate Balance				                     1,034,812,302.14
	 Class A Pool Factor 	                                           			55.69685%

	Class B Certificate Balance
		Beginning Class B Certificate Balance		                       	18,719,514.56
		Class B Principal Distribution to Class B Distribution
                            Account		             	                 894,013.38
                                                                --------------
		Ending Class B Certificate Balance		                          	17,825,501.18
	Original Class B Certificate Balance		                        		32,004,504.19
	 Class B Pool Factor 	                                           			55.69685%

	Class A Pass-Through Rate				                                         5.8500%
	Class B Pass-Through Rate		                                         		6.0000%

	Class A Percentage			                                               	97.0000%
	Class B Percentage                                                				3.0000%

	Available Interest
		Collections and Liquidation Proceeds allocable to interest		   	5,162,356.81
		Recoveries			                                                      58,374.13
		Purchase Amount allocable to Interest                                			0.00
                                                               ---------------
      			Total Interest Collections		                             5,220,730.94
		Advances for the related Distribution Date	                   		1,043,005.60
		Less:  Outstanding Advances to be reimbursed                   			763,093.33
                                                               ---------------
      			Total Available Interest                               		5,500,643.21

	Available Principal
		Collections and Liquidation Proceeds allocable to Principal		 	28,695,008.76
		Purchase Amount allocable to Principal		                               	0.00
                                                               ---------------
    			Total Available Principal		                               28,695,008.76

	Deposit to Certificate Account
		Available Interest                                           			5,500,643.21
		Available Principal		                                         	28,695,008.76
		Withdrawal from Reserve Account			                                      0.00
		Less:  Basic Servicing Fee to be withheld from Collections		     	519,986.52
                                                                 --------------
   			Net Deposit to Certificate Account		                       33,675,665.45

	Class A Interest Distribution
		Class A Monthly Interest			                                     2,950,663.48
		Class A Interest Carryover Shortfall			                                 0.00
                                                                 -------------
    			Total                                                    		2,950,663.48

	Class B Interest Distribution
		Class B Monthly Interest		                                        	93,597.57
		Class B Interest Carryover Shortfall		                                 	0.00
                                                                   -----------
			Total		                                                           93,597.57

	Class A Principal Distribution
		Class A Monthly Principal			                                   28,906,432.65
		Class A Principal Carryover Shortfall from the preceding
                  Distribution Date		                                    	0.00
                                                               ---------------
			Total                                                       		28,906,432.65

	Class B Principal Distribution
		Class B Monthly Principal                                      			894,013.38
		Class B Principal Carryover Shortfall from the preceding
                 Distribution Date			                                     0.00
                                                                 -------------
			Total                                                          		894,013.38

	Basic Servicing Fee (inc. unpaid amount from prior periods)			    	519,986.52

	Distributions to the extent of Available Interest and Available Reserve Amount
	(and Class B Percentage of Available Principal with respect to Class A
                       Interest Distribution)
		Unpaid Basic Servicing Fee to Servicer	                         		519,986.52
		Class A Interest Distribution to Class A Distribution Account			2,950,663.48
		Class B Interest Distribution to Class B Distribution Account		   	93,597.57

	Distributions of Available Principal, Remaining Available Interest
              	and Remaining Available Reserve Amount
		Class A Principal Distribution to Class A Distribution Account	28,906,432.65
		Class B Principal Distribution to Class B Distribution Account		 	894,013.38
		To Reserve Account up to Specified Reserve Account Balance		     	830,958.37
  Any Remaining Amounts to Sellers																                        0.00

	Specified Reserve Account Balance
  Greater of:
		(a) Reserve percentage applicable	                                   		5.00%
		      Pool Balance on last day of Collection Period times reserve
                       percentage applicable		                  	29,709,168.62
		(b) Lesser of: Deposit from Available Interest and Available
                              Principal
    			(i)  floor amount stated or		                             13,335,210.08
    			(ii) Pool Balance on last day of Collection Period
   			      plus interest through Scheduled Distribution Date		 818,914,316.79
		Specified Reserve Account Balance		                           	29,709,168.62

	Reserve Account
		Beginning Balance	                                           		27,359,850.24
		Deposit from Available Interest and Available Principal		        	830,958.37
		Investment Earnings			                                            105,711.32
		Less:  Withdrawal from Reserve Account and deposit to
              Certificate Account to cover:
           			Accrued and unpaid Basic Servicing Fees	                   	0.00
           			Amounts to be distributed to Certificateholders'		          0.00
           			Reimb. to Servicer for Outstanding Advances
                        associated with Defaulted Accounts	         	67,316.59
		Less: Withdrawal by Sellers of Excess of Reserve Account Balance
                 Over Specified Reserve Account Balance			                0.00
		Less:  Withdrawal of Investment Earnings by Servicer		           	105,711.32
                                                                   ------------
		Ending Balance		                                              	28,123,492.02
			                                                             ===============
	Available Reserve Account Balance			                           	27,359,850.24

	Realized Losses				                                              1,105,437.27
	Net Loss Ratio (annualized)
		For the current Collection Period			                                   2.06%
		For the preceding Collection Period                                 			1.68%
		For the second preceding Collection Period		                          	1.59%
	Average Net Loss Ratio (Specified Reserve Account Balance increases
                        if greater than 1.50%)                       				1.78%

	Delinquency Analysis
		Number of Loans
			   30 to 59 days past due 	                                          	1,400
			   60 to 89 days past due 	                                            	307
			   90 or more days past due                                           		276
                                                                      --------
			Total		                                                               1,983

		Principal Balance
			   30 to 59 days past due 		                                  13,474,474.32
			   60 to 89 days past due 	                                   	3,135,149.42
			   90 or more days past due 		                                 3,004,574.05
                                                                ---------------
			Total                                                       		19,614,197.79

	Delinquency Ratio
		For the current Collection Period			1.03%
		For the preceding Collection Period			0.95%
		For the second preceding Collection Period			0.91%
	Average Delinquency Ratio (Specified Reserve Account Balance increases if
greater than 1.25%)				0.96%

	Collateral Repossessed and Held by the Trust
		Number			                                                                194
		Principal Balance		                                            	2,110,652.12

	Weighted Average Computations
		Weighted Average Coupon                                         			10.50960%
		Weighted Average Original Term			                                      59.55
  Weighted Average Remaining Term                                        37.10
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